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                                  EXHIBIT 10.5

                            INDEMNIFICATION AGREEMENT


                  THIS INDEMNIFICATION AGREEMENT is made and entered into as of _____________, by and between Overland Data, Inc., a California corporation (the "COMPANY"), and ______________________("INDEMNITEE").

                                    RECITALS

                  WHEREAS, the Company believes that it is essential to its best interest to attract and retain highly capable persons to serve as directors, officers, and agents of the Company;

                  WHEREAS, Indemnitee is or has been selected to be a director, officer, and/or agent of the Company;

                  WHEREAS, the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers, and other agents of corporations;

                  WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability, in order to enhance Indemnitee's service to the Company, and in order to induce Indemnitee to continue to provide services to the Company as a director, officer, and/or agent, the Company wishes to provide in this Agreement for the indemnification of and the advancement of expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent applicable insurance is maintained, for the coverage of Indemnitee under the Company's policies of directors' and officers' liability insurance; and

                  WHEREAS, the Company's Articles of Incorporation and Bylaws provide for the indemnification of the directors, officers, agents and employees of the Company to the maximum extent authorized by the California Corporations Code;

                  NOW, THEREFORE, in consideration of the foregoing and of Indemnitee's continued service to the Company directly or, at its request, with another enterprise, the parties agree as follows:

         1.       DEFINITIONS.

                  (a) "AFFILIATE" means any corporation or other Person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

                  (b)      "BOARD" means the Board of Directors of the Company.


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                  (c)      "BENEFICIAL OWNER" means the term "beneficial owner"
as that term is defined in Rule 13d-3 under the Exchange Act.

                  (d) "CHANGE IN CONTROL" means a state of affairs that shall be deemed to have occurred if:

                           (i)      any Person is or becomes the Beneficial
Owner, directly or indirectly, of securities representing fifty percent (50%) or more of the total voting power of the Company's then outstanding Voting Securities; or

                           (ii)     during any period of two consecutive years,
individuals who, at the beginning of such period, constitute the Board, together with any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

                           (iii)    the shareholders of the Company approve a
merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                           (iv)     the shareholders of the Company approve a
plan of complete liquidation of the Company, or an agreement for the sale or disposition by the Company, or an agreement for the sale or disposition by the Company (whether in one transaction or a series of transactions) of all or substantially all of the Company's assets.

                  (e) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (f)      "EXPENSE ADVANCE" shall have the meaning set forth in
SECTION 2(c).

                  (g)      "EXPENSES" means:

                           (i)      any expense, liability, or loss, including
attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement;

                           (ii)     any interest, assessments or other charges
imposed on any of the items in part (i) of this subsection (g); and

                           (iii)    any federal, state, local, or foreign taxes
imposed as a result of the actual or deemed receipt of any payments under this Agreement, and all other costs and


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obligations, paid or incurred in connection with investigating, defending, being a witness in, participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding relating to any Indemnifiable Event.

                  (h) "INDEMNIFIABLE EVENT" means any event or occurrence that takes place either before or after the execution of this Agreement and that is related to:

                           (i)      the fact that Indemnitee is or was a
director, officer or agent of the Company, or while a director, officer or agent is or was serving at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation; or

                           (ii)     anything done or not done by Indemnitee in
any such capacity, whether or not the basis of the Proceeding is an alleged action in an official capacity as a director, officer, employee, or agent, or in any other capacity while serving as a director, officer, employee, or agent of the Company, as described in this subsection (h).

                  (i) "INDEPENDENT COUNSEL" means the Person or body appointed in connection with SECTION 3.

                  (j) "PARTICIPANT" means a Person who is a party to, or witness or participant (including on appeal) in, a Proceeding.

                  (k) "PERSON" means the term "person" as that term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity, or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company at the date of this Agreement.

                  (l) "POTENTIAL CHANGE IN CONTROL" means a state of affairs that shall be deemed to exist if:

                           (i)      the Company enters into an agreement or
arrangement, the consummation of which would result in the occurrence of a Change in Control; or

                           (ii)     any Person (including the Company) announces
publicly an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; or

                           (iii)    any Person, who is or becomes the Beneficial
Owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding Voting Securities, increases his or her beneficial ownership of such securities by five percent (5%) or more over the percentage so owned by such Person on the date of this Agreement; or


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                           (iv)     the Board adopts a resolution to the effect
that, for purposes of this Agreement, any of the states of affairs set forth in subsections (i)-(iii) above have occurred.

                  (m) "PROCEEDING" means any threatened, pending, or completed action, suit, or proceeding (including an action by or in the right of the Company), or any inquiry, hearing, or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other.

                  (n) "REVIEWING PARTY" means the Person or body appointed in accordance with SECTION 3.

                  (o)      "TRUST" shall have the meaning set forth in SECTION
7.

                  (p)      "TRUSTEE" shall have the meaning set forth in SECTION
7.

                  (q) "VOTING SECURITIES" means any securities of the Company (or other entity, as the case may be) that have the right to vote generally in the election of directors.

         2.       AGREEMENT TO INDEMNIFY.

                  (a) GENERAL AGREEMENT. In the event Indemnitee was, is, or becomes a Participant in, or is threatened to be made a Participant in, a Proceeding by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses to the fullest extent permitted by law, as the same exists or may hereafter be amended or interpreted (but in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior to that amendment or interpretation). The parties to this Agreement intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company's Articles of Incorporation, Bylaws, vote of its shareholders or disinterested directors, or applicable law.

                  (b) INITIATION OF PROCEEDING. Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification under this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company unless:

                           (i)      the Company has joined in or the Board has
consented to the initiation of such Proceeding; or

                           (ii)     the Proceeding is one to enforce
indemnification rights under SECTION 5; or

                           (iii)    the Proceeding is instituted after a Change
in Control and Independent Counsel has approved its initiation.


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                  (c)      EXPENSE ADVANCES. If so requested by Indemnitee, the
Company shall advance within ten (10) business days of such request any and all Expenses to Indemnitee (an "EXPENSE ADVANCE"); PROVIDED, HOWEVER, that (i) such an Expense Advance shall be made only upon delivery to the Company of an undertaking by or on behalf of Indemnitee to repay the amount thereof if it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company, and (ii) if and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee for all such amounts, and Indemnitee hereby agrees to reimburse the Company promptly for the same. If Indemnitee has commenced or commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, as provided in SECTION 4, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding on the court for purposes of that judicial determination, and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto and all rights of appeal therefrom have been exhausted or have lapsed. Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.

                  (d) MANDATORY INDEMNIFICATION. Notwithstanding any other provision of this Agreement (other than SECTION 2(f) below), to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter in such Proceeding, Indemnitee shall be indemnified against all Expenses incurred in connection with that Proceeding.

                  (e) PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of Expenses, but not, however, for the total amount of Expenses, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

                  (f) PROHIBITED INDEMNIFICATION. No indemnification under this Agreement shall be paid by the Company on account of any Proceeding in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company under the provisions of Section 16(b) of the Exchange Act, or similar provisions of any federal, state, or local laws.

         3. REVIEWING PARTY. Before any Change in Control, the "REVIEWING PARTY" shall be any appropriate Person or body consisting of a member or members of the Board or any other Person or body appointed by the Board who is not a party to the particular Proceeding with respect to which Indemnitee is seeking indemnification; after a Change in Control (other than a Change in Control approved by a majority of the directors of the Board who were directors immediately before such Change in Control), the Independent Counsel (as defined below) shall become the Reviewing Party. With respect to all matters arising after a Change in Control concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement, any other agreement, applicable law or the Company's Articles of Incorporation or Bylaws now or hereafter in effect relating to indemnification for Indemnifiable Events, the


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Company shall seek legal advice only from independent counsel selected by
Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Indemnitee (other than in connection with indemnification matters) within the previous five (5) years ("INDEPENDENT COUNSEL"). The Independent Counsel shall not include any Person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Independent Counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee should be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Counsel.

         4.       INDEMNIFICATION PROCESS AND APPEAL.

                  (a) INDEMNIFICATION PAYMENT. Indemnitee shall be entitled to indemnification of Expenses, and shall receive payment thereof, from the Company in accordance with this Agreement as soon as practicable after Indemnitee has made written demand on the Company for indemnification, unless the Reviewing Party has given a written opinion to the Company that Indemnitee is not entitled to indemnification under this Agreement or applicable law.

                  (b) SUIT TO ENFORCE RIGHTS. Regardless of any action by the Reviewing Party, if Indemnitee has not received full indemnification within thirty (30) days after making a demand in accordance with SECTION 4(a), Indemnitee shall have the right to enforce its indemnification rights under this Agreement by commencing litigation in any court in the State of California (having subject matter jurisdiction thereof), seeking an initial determination by the court or challenging any determination by the Reviewing Party or any aspect thereof. The Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party not challenged by Indemnitee shall be binding on the Company and Indemnitee. The remedy provided for in this SECTION 4 shall be in addition to any other remedies available to Indemnitee at law or in equity.

                  (c) DEFENSE TO INDEMNIFICATION, BURDEN OF PROOF, AND PRESUMPTIONS. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Expenses incurred in defending a Proceeding in advance of its final disposition when the required undertaking has been tendered to the Company) that it is not permissible, under this Agreement or applicable law, for the Company to indemnify Indemnitee for the amount claimed. In connection with any such action or any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified under this Agreement, the burden of proving such a defense or determination shall be on the Company. Neither the failure of the Reviewing Party or the Company (including its Board, independent legal counsel, or its shareholders) to have made a determination before the commencement of such action by Indemnitee that indemnification of the Indemnitee is proper under the circumstances because Indemnitee has met the standard of conduct set forth in applicable law, nor an actual determination by the Reviewing Party or Company (including its Board, independent legal counsel, or its shareholders) that Indemnitee has not met the applicable


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standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit, or proceeding, by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         5. INDEMNIFICATION FOR EXPENSES INCURRED IN ENFORCING RIGHTS. The Company shall indemnify Indemnitee against any and all Expenses incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for:

                  (a) indemnification of Expenses or payment of Expense Advances by the Company under this Agreement, any other agreement or under applicable law or the Company's Articles of Incorporation or Bylaws now or hereafter in effect relating to indemnification for Indemnifiable Events; and/or

                  (b) recovery under directors' and officers' liability insurance policies maintained by the Company for amounts paid in settlement, but only if the Independent Counsel has approved the settlement;

                  PROVIDED, HOWEVER, that Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be. If requested by Indemnitee, the Company shall, within ten (10) business days of such request, pay to Indemnitee any Expense Advances to which Indemnitee is entitled under this SECTION 5, subject to and in accordance with
SECTION 2(c).

         6.       NOTIFICATION AND DEFENSE OF PROCEEDING.

                  (a) NOTICE. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof. However, the failure of Indemnitee to notify the Company of the commencement of a Proceeding will not relieve the Company from any liability that it may have to Indemnitee hereunder, except as provided in SECTION 6(c).

                  (b) DEFENSE. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company shall not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ legal counsel in such Proceeding, but all Expenses


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related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee's expense, unless:

                           (i)      the payment of Indemnitee's legal counsel by
the Company has been authorized by the Company;

                           (ii)     the Reviewing Party or the Independent
Counsel, as applicable, has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of the Proceeding;

                           (iii)    after a Change in Control, the employment of
counsel by Indemnitee has been approved by the Independent Counsel; or

                           (iv)     the Company shall not in fact have employed
counsel to assume the defense of such Proceeding.

                  In each of the cases set forth in subsections (i)-(iv) above, all reasonable Expenses of the Proceeding shall be borne by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in subsection (ii) above.

                  (c) SETTLEMENT OF CLAIMS. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent; PROVIDED, HOWEVER, that, if a Change in Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will withhold unreasonably its consent to any proposed settlement. The Company shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; PROVIDED, HOWEVER, that the Company's liability under this Agreement shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

         7. ESTABLISHMENT OF TRUST. In the event of a Change in Control or a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust for the benefit of Indemnitee (the "TRUST") and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in, and/or defending any Proceeding relating to any Indemnifiable Event. The amount or amounts to be deposited in the Trust under the foregoing funding obligation shall be determined by the Independent Counsel. The trustee of the Trust (the "TRUSTEE") shall be chosen by Indemnitee, subject to the approval of the Independent Counsel. The terms of the Trust shall provide that, upon a Change in Control:


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                  (a)      the Trust shall not be revoked or the principal
thereof invaded without the written consent of Indemnitee;

                  (b) the Trustee shall pay, within ten (10) business days of a request by Indemnitee, any and all Expense Advances to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the same circumstances for which Indemnitee would be required to reimburse the Company under SECTION 2(c) of this Agreement);

                  (c) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth in this SECTION 7;

                  (d) the Trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification under this Agreement or otherwise; and

                  (e) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Independent Counsel or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement.

                  Nothing in this SECTION 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local, and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the Trust and shall indemnify the Trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the establishment and maintenance of the Trust.

         8. NONEXCLUSIVITY. The rights of Indemnitee under this Agreement shall be in addition to any other rights Indemnitee may have under the Company's Articles of Incorporation, Bylaws, applicable law, or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Articles of Incorporation, Bylaws, applicable law, or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefit afforded by such change.

         9. LIABILITY INSURANCE. To the extent the Company maintains an insurance policy or policies providing general and/or directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

         10. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any of its Affiliates against Indemnitee and/or Indemnitee's spouse, heirs, executors, or personal or legal representatives, after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances. Any claim or cause of action of the Company or its Affiliates shall be extinguished and deemed released unless asserted by the timely filing and notice of a legal action within such period; PROVIDED, HOWEVER, that if any


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shorter period of limitations is otherwise applicable to any such cause of action, the shorter period shall govern.

         11. AMENDMENT OF THIS AGREEMENT. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be binding unless in the form of a writing signed by the party against whom enforcement of the waiver is sought, and no such waiver shall operate as a waiver of any other provisions of this Agreement (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided in this Agreement, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver of such right or remedy.

         12. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         13. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, bylaw, or otherwise) of the amounts otherwise indemnifiable under this Agreement.

         14. BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity pertaining to an Indemnifiable Event even though Indemnitee may have ceased to serve in such capacity at the time of any Proceeding.

         15. SEVERABILITY. If any provision (or portion thereof) of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void, or unenforceable.


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         16.      GOVERNING LAW. This Agreement shall be governed by and
construed and enforced in accordance with the laws of the State of California applicable to contracts made and to be performed in such State without giving effect to its principles of conflicts of laws.

         17. NOTICES. All notices, demands, and other communications required or permitted under this Agreement shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, first class postage prepaid, certified or registered mail, return receipt requested, and addressed:

                         (a)    to the Company at

                                Overland Data, Inc.
                                8975 Balboa Avenue
                                San Diego, California 92123
                                Attention:  President
                                With a copy to: Secretary

                         (b)    to Indemnitee at:


                               --------------------------------

                               --------------------------------

                               --------------------------------

                               --------------------------------



                  Notice of change of address shall be effective only when given in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day specified above.

INDEMNITEE:                                OVERLAND DATA, INC.


                                           By:
-------------------------------               ----------------------------------
Name:                                      Name:
     --------------------------                 --------------------------------
                                           Title:
                                                 -------------------------------


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